iShares®

iShares Trust

Supplement dated May 29, 2015

to the Prospectus dated December 30, 2014

for iShares MSCI India ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

As of May 29, 2015, the Fund will graduate due to trading levels in Fund shares from the BATS Competitive Liquidity Provider Program (the “Incentive Program”) on the BATS Exchange, Inc. The disclosure regarding the Incentive Program on pages 18 and 19 of the Prospectus is hereby deleted.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-INDA-0515

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE